UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 11, 2017

INOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36309	33-0989359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive

Goleta, California 93117

(Address of principal executive offices, including zip code)

(805) 562-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Inogen, Inc. (the “Company”) held its 2017 annual meeting of stockholders on May 11, 2017 (the “Annual Meeting”).  Of the 20,558,677 shares of the Company’s common stock outstanding as of the record date of March 17, 2017, 19,399,843 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 94.36% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Class III Directors.  The following nominees were elected to serve as Class III directors, to hold office until the Company’s 2020 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Heath Lukatch, Ph.D.	13,123,269	4,458,845	1,817,729
Raymond Huggenberger	12,951,502	4,630,612	1,817,729

2.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,379,748	12,242	7,853	N/A

3.

Advisory Vote on Executive Compensation. The Company’s stockholders advised that they were in favor of the named executive officers’ compensation as disclosed in the proxy statement. The votes regarding the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,147,676	418,437	16,001	1,817,729

4.

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The Company’s stockholders advised that they were in favor of one year as the frequency of holding a non-binding advisory vote on named executive officers’ compensation. The votes regarding the proposal were as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
15,038,368	145,402	2,387,744	10,600	1,817,729

In accordance with the voting results for this proposal, the board of directors of the Company has determined that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers every year. The next required advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2023 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

By:/s/Alison Bauerlein
Alison Bauerlein Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

Date:  May 12, 2017